                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ FRANK J. BRAMANTI
                                               ---------------------------------
                                            Name: Frank J. Bramanti
                                                 -------------------------------
                                            Date: 3/16/01
                                                 -------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ MARVIN P. BUSH
                                               ---------------------------------
                                            Name: Marvin P. Bush
                                                 -------------------------------
                                            Date: 3/19/01
                                                 -------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ PATRICK B. COLLINS
                                               ---------------------------------
                                            Name: Patrick B. Collins
                                                 -------------------------------
                                            Date: March 20, 2001
                                                 -------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ JAMES R. CRANE
                                               ---------------------------------
                                            Name: James R. Crane
                                                 -------------------------------
                                            Date: 3/19/01
                                                 -------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ J. ROBERT DICKERSON
                                               ---------------------------------
                                            Name: J. Robert Dickerson
                                                 -------------------------------
                                            Date: March 20, 2001
                                                 -------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ EDWARD H. ELLIS, JR.
                                                --------------------------------
                                            Name: Edward H. Ellis, Jr.
                                                  ------------------------------
                                            Date: March 19, 2001
                                                  ------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ EDWIN H. FRANK
                                               ---------------------------------
                                            Name: Edwin H. Frank
                                                 -------------------------------
                                            Date: March 19, 2001
                                                 -------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ JAMES C. FLAGG
                                               ---------------------------------
                                            Name: James C. Flagg, Ph.D.
                                                 -------------------------------
                                            Date: April 4, 2001
                                                 -------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ ALLAN W. FULKERSON
                                               ---------------------------------
                                            Name: Allan W. Fulkerson
                                                 -------------------------------
                                            Date: 3/27/2001
                                                 -------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ WALTER J. LACK
                                               ---------------------------------
                                            Name: Walter J. Lack
                                                 -------------------------------
                                            Date: 3/20/2001
                                                 -------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ STEPHEN J. LOCKWOOD
                                               ---------------------------------
                                            Name: Stephen J. Lockwood
                                                 -------------------------------
                                            Date: March 16, 01
                                                 -------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ JOHN N. MOLBECK, JR.
                                               ---------------------------------
                                            Name: John N. Molbeck, Jr.
                                                 -------------------------------
                                            Date: March 16, 2001
                                                 -------------------------------

                                POWER OF ATTORNEY

         Know all men by these presents, that each of the undersigned constitutes and appoints Edward H. Ellis, Jr., Christopher L. Martin and John N. Molbeck, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments to this registration statement (including post-effective amendments) and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and/or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all extents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            By:   /s/ STEPHEN L. WAY
                                               ---------------------------------
                                            Name: Stephen L. Way
                                                 -------------------------------
                                            Date: March 16, 201
                                                 -------------------------------